Securian Funds Trust

Supplement dated October 11, 2016 to the Statement of Additional Information dated April 29, 2016.

Effective October 1, 2016, Gilbert C. Scott no longer serves as a manager of the SFT IvySM Small Cap Growth Fund. At that time, Timothy J. Miller, Senior Vice President of WRIMCO, Kenneth G. McQuade, Senior Vice President of WRIMCO, and Bradley P. Halverson, Vice President of WRIMCO, became co-managers of the Fund.

The chart which appears on page 70 of the Statement of Additional Information, under the caption “Information Regarding Portfolio Managers – WRIMCO,” is replaced in its entirety by the following:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Daniel P. Becker*	5	$6,664,844,573.53	5	$75,690,242.54	25	$2,036,938,483.38
Bradley M. Klapmeyer**	2	$515,771,259.90	0	$—	0	$—
Timothy J. Miller***	2	$1,818,117,953.00	0	$—	0	$—
Kenneth G. McQuade***	1	$429,469,000.00	0	$—	0	$—
Bradley P. Halverson***	0	$—	0	$—	0	$—

*	Portfolio manager for SFT IvySM Growth Fund
**	Portfolio manager for SFT IvySM Growth Fund, effective August 1, 2016
***	Portfolio manager for SFT IvySM Small Cap Growth Fund, effective October 1, 2016

Please retain this supplement for future reference.